Annual Fund Operating Expenses - Class D Shares - Janus Henderson Developed World Bond Fund - Class D	Oct. 28, 2021
Operating Expenses:
Management Fees	0.51%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.70%
Fee Waiver	0.01%	[1]
Total Annual Fund Operating Expenses After Fee Waiver	0.69%	[1]

[1]	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse operating expenses to the extent that the Fund’s total annual fund operating expenses (excluding shareholder servicing fees, such as transfer agency fees (but excluding out-of-pocket costs), brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.57% for at least a one-year period commencing on October 28, 2021. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.